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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 18, 2003
                                                  ----------------


                               Indigo Energy, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    811-3584                  13-4105842
-----------------------------  ---------------------------  --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


 PO BOX 2524 STN TERMINAL, Vancouver, B.C. Canada             V6B 3W8
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      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (604) 669-6261
                                                    ---------------


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(Former name or former address, if changed since last report)




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                                Table of Contents


                                                                      Page

Item 5. Other Events and Regulation FD Disclosure.......................1

Signatures..............................................................2


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Certain shareholders, who are former officers and directors of the Company, agreed to cancel 6,470,000 of their common shares of the Company, to enhance the ability of the Company to implement its new business plan. The amounts and the names of the former officers and directors are as follows: 3,000,000 common shares by Christopher Gabrys; 500,000 common shares by Rick Campbell. Elaine Collins, the wife of Joel Bloomer, the Company's President and a Director, agreed to cancel 2,970,000 common shares.























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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Indigo Energy, Inc.


                                   By:     /s/ Scott Kostiuk
                                          -------------------------------------
                                          Scott Kostiuk
                                          Secretary and Treasurer


Dated:  August 19, 2003